UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2012

LAPORTE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	001-33733	26-1231235
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

710 Indiana Avenue, LaPorte, Indiana	46350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (219) 362-7511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

(a)	The Special Meeting of Stockholders of LaPorte Bancorp, Inc. (the “Company”) was held on September 25, 2012.

(b)
There were 4,660,871 shares of common stock of the Company eligible to be voted at the Special Meeting and 3,982,086 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the vote for each proposal were as follows:

1.	The approval of the Plan of Conversion and Reorganization.

Including the votes of LaPorte Savings Bank, MHC:

For	Against	Abstain	Broker Non-Votes
3,909,839	71,956	291	-

Excluding the votes of LaPorte Savings Bank, MHC:

For	Against	Abstain	Broker Non-Votes
1,387,826	71,956	291	-

2.
The approval of the adjournment of the special meeting if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion and reorganization.

For	Against	Abstain	Broker Non-Votes
3,888,651	92,779	656	-

3A.	Approval of a provision in New LaPorte’s articles of incorporation requiring a super-majority vote of shareholders to approve certain amendments to New LaPorte’s articles of incorporation;

For	Against	Abstain	Broker Non-Votes
3,682,559	292,136	7,391	-

3B.	Approval of a provision in New LaPorte’s articles of incorporation requiring a super-majority vote of shareholders to approve shareholder-proposed amendments to New LaPorte’s bylaws;

For	Against	Abstain	Broker Non-Votes
3,640,239	334,446	7,401	-

3C.	Approval of a provision in New LaPorte’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of New LaPorte’s outstanding voting stock.

For	Against	Abstain	Broker Non-Votes
3,613,947	366,386	1,753	-

(c)	Not applicable

Item 8.01.	Other Events

On September 26, 2012, LaPorte Bancorp, Inc. (“LaPorte-Federal”) announced that The LaPorte Savings Bank’s depositors and LaPorte-Federal’s stockholders each approved the Plan of Conversion and Reorganization pursuant to which LaPorte Savings Bank, MHC will convert to the stock holding company form of organization.  LaPorte Bancorp, Inc., the proposed stock holding company for the Bank, also announced the results of its offering of shares of common stock in connection with the conversion.

A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated September 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPORTE BANCORP, INC.
DATE: September 26, 2012	By:	/s/ Michele M. Thompson
Michele M. Thompson
President and Chief Financial Officer